As filed with the Securities and Exchange Commission on December 9, 1999.
                                                     Registration No. 333-91085
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ---------------

                             AMENDMENT NO. 3
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------

                             VIGNETTE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

           Delaware                         7372                       74-2769415
 (State or Other Jurisdiction
              of                (Primary Standard Industrial        (I.R.S. Employer
       Incorporation or
         Organization)           Classification Code Number)     Identification Number)

                          901 South Mopac Expressway
                              Austin, Texas 78746
                                (512) 306-4300
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ---------------

                               GREGORY A. PETERS
                                 President and
                            Chief Executive Officer
                             Vignette Corporation
                          901 South Mopac Expressway
                              Austin, Texas 78746
                                (512) 306-4300
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ---------------

                                  Copies to:

               BRIAN K. BEARD                                    ALAN DEAN
              ANTHONY M. ALLEN                             Davis Polk & Wardwell
          Gunderson Dettmer Stough                          450 Lexington Avenue
    Villeneuve Franklin & Hachigian, LLP                  New York, New York 10017
  8911 Capital of Texas Highway, Suite 4240                    (212) 450-4000
             Austin, Texas 78759
               (512) 342-2300

                               ---------------

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ---------------

                        CALCULATION OF REGISTRATION FEE
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
                                           Proposed       Proposed
 Title of Each Class of                    maximum       aggregate      Amount of
    Securities to be      Amount to be  offering price    offering     registration
       Registered        registered(1)   per share(2)      amount         fee(3)
-----------------------------------------------------------------------------------
Common Stock, $0.01 par
 value..................   2,875,000       $125.69      $361,358,750     $95,399
-----------------------------------------------------------------------------------

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(1) Reflects a two-for-one split of Registrant's common stock paid on December
    1, 1999.
(2) Estimated solely for the purpose of computing the aggregate offering amount pursuant to Rule 457(c).

(3) $79,399 of such fee was previously paid.

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to such Section 8(a), may determine.

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


                             Explanatory Statement

  The purpose of this Amendment No. 3 is solely to update the proposed maximum offering price per share, the proposed aggregate offering amount and the amount of registration fee.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas, on this 9th day of December, 1999.

                                          Vignette Corporation

                                                 /s/ Gregory A. Peters
                                          By: _________________________________
                                                     Gregory A. Peters
                                               President and Chief Executive
                                                          Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              Signature                          Title                   Date
              ---------                          -----                   ----

      /s/ Gregory A. Peters            President, Chief Executive  December 9, 1999
______________________________________  Officer and Director
          Gregory A. Peters             (Principal Executive
                                        Officer)

        /s/ Joel G. Katz*              Chief Financial Officer     December 9, 1999
______________________________________  (Principal Financial and
             Joel G. Katz               Accounting Officer)
                                        and Secretary

      /s/ Robert E. Davoli*            Director                    December 9, 1999
______________________________________
           Robert E. Davoli

    /s/ Steven G. Papermaster*         Director                    December 9, 1999
______________________________________
        Steven G. Papermaster
      /s/ John D. Thornton*            Director                    December 9, 1999
______________________________________
           John D. Thornton
      /s/ Joseph A. Marengi*           Director                    December 9, 1999
______________________________________
          Joseph A. Marengi
*     /s/ Gregory A. Peters            Director                    December 9, 1999
   ___________________________________
         Gregory A. Peters
             Attorney-in-fact


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